UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

HECKMANN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75080 Frank Sinatra Drive, Palm Desert, CA	92211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 341-3606

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides to be used in making a presentation to analysts, stockholders and potential investors on May 20, 2008 regarding the proposed merger between Heckmann Acquisition II, Corp., a wholly-owned subsidiary of Heckmann Corporation, and China Water and Drinks, Inc., and that may be used in subsequent presentations to interested parties, including analysts, potential investors and stockholders. This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Slides used in presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2008

HECKMANN CORPORATION

By:            /s/Richard J. Heckmann
Name: Richard J. Heckmann
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides used in presentation.